UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-3104

                         CENTENNIAL TAX EXEMPT TRUST
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  JUNE 30
                                                                -------

          Date of reporting period: JULY 1, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

STATEMENT OF INVESTMENTS  DECEMBER 31, 2003 / UNAUDITED
--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL                 VALUE
                                                                                                       AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 SHORT-TERM TAX-EXEMPT OBLIGATIONS--98.5%
------------------------------------------------------------------------------------------------------------------------------------
 ALABAMA--1.4%
 Birmingham, AL Waterworks & Sewer Board RB, AAMC Series 2002-21,
 MBIA Insured, 1.08%, 1/28/04 1                                                                   $10,000,000        $   10,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Demopolis, AL IDV Board RB, Del Mesa Farms Project, 1.40% 2                                        6,400,000             6,400,000
------------------------------------------------------------------------------------------------------------------------------------
 Hoover, AL BOE Capital Outlay TAN, AAMC Series 2001-16,
 MBIA Insured, 1.21% 2                                                                              4,950,000             4,950,000
------------------------------------------------------------------------------------------------------------------------------------
 Sylacauga, AL IDV Board RB, Harrells Fertilizer, Inc., 1.40% 2                                     3,600,000             3,600,000
                                                                                                                     ---------------
                                                                                                                         24,950,000

------------------------------------------------------------------------------------------------------------------------------------
 ALASKA--0.8%
 North Slope Borough, AK GOB, Series B, FSA Insured, 1.32% 2                                       13,400,000            13,400,000
------------------------------------------------------------------------------------------------------------------------------------
 ARIZONA--3.6%
 Phoenix, AZ Civic Improvement Corp. Waste WS
 Revenue BAN, Series 2003, 1%, 2/19/04                                                             20,000,000            20,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix, AZ Civic Improvement Corp. Waste WS
 Revenue BAN, Series 2003-A, 0.95%, 4/1/04                                                         20,000,000            20,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Phoenix, AZ IDAU MH RRB, Paradise Lakes Apts. Project, Series 1995, 1.25% 2                       22,500,000            22,500,000
                                                                                                                     ---------------
                                                                                                                         62,500,000

------------------------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--3.5%
 CA Department of Water Resources Power Supply RB, Series C-4, 1.25% 2                                800,000               800,000
------------------------------------------------------------------------------------------------------------------------------------
 CA Department of Water Resources Power Supply RB, Series C-7,
 FSA Insured, 1.27% 2                                                                              10,000,000            10,000,000
------------------------------------------------------------------------------------------------------------------------------------
 CA Department of Water Resources Power Supply RB, Series C-9, 1.20% 2                             20,000,000            20,000,000
------------------------------------------------------------------------------------------------------------------------------------
 CA M-S-R PPA RRB, San Juan Project, Sub. Lien, Series E, MBIA Insured, 1.20% 2                     2,600,000             2,600,000
------------------------------------------------------------------------------------------------------------------------------------
 CA SCDAU MH RB, Greentree Sr. Apts. Project-P, 1.26% 2                                               750,000               750,000
------------------------------------------------------------------------------------------------------------------------------------
 Fremont, CA MH RB, Treetops Apts., Series A, 1.30% 2                                               1,000,000             1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Huntington Park, CA RA MH RB, Casa Rita Apts., Series A, 1.26% 2                                     300,000               300,000
------------------------------------------------------------------------------------------------------------------------------------
 Lodi, CA EU REF COP, Series A, MBIA Insured, 1.03% 2                                               3,400,000             3,400,000
------------------------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB, Second Sr. Series A,
 MBIA Insured, 1.20% 2                                                                              3,000,000             3,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, AAMC Series 1999-7, MBIA Insured, 1.14% 2,3                               1,000,000             1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Northern CA Power Agency RRB, Hydroelectric Project 1-A,
 MBIA Insured, 1.11% 2                                                                              2,400,000             2,400,000
------------------------------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA HAU MH RB, Lantern Pines Project-CC, 1.15% 2                                      1,000,000             1,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA Special FAU Teeter Plan RB, Series D, AMBAC Insured, 1.10% 2                      6,300,000             6,300,000
------------------------------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA Special FAU Teeter Plan RB, Series E, AMBAC Insured, 1.10% 2                      1,225,000             1,225,000
------------------------------------------------------------------------------------------------------------------------------------
 Rancho Mirage, CA Joint Powers FA REF COP, Eisenhower Medical Center,
 Series B, MBIA Insured, 1.11% 2                                                                    1,100,000             1,100,000
------------------------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA HAU MH RRB, Bent Tree Apts., Series A, 1.20% 2                                3,600,000             3,600,000
------------------------------------------------------------------------------------------------------------------------------------
 San Diego, CA Water Utility Fund Net System GOB, AAMC Series 1998-10,
 FGIC Insured, 1.16% 2,3                                                                            2,200,000             2,200,000
------------------------------------------------------------------------------------------------------------------------------------
 Southern CA PPAU RRB, Palo Verde Project, Series B, AMBAC Insured, 1.03% 2                           700,000               700,000
                                                                                                                     ---------------
                                                                                                                         61,375,000

 5 | CENTENNIAL TAX EXEMPT TRUST

STATEMENT OF INVESTMENTS  UNAUDITED / CONTINUED
--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL                 VALUE
                                                                                                       AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 COLORADO--1.2%
 Arapahoe Cnty., CO Water & Wastewater Authority RRB, Series A, 1.14% 2                           $ 2,500,000        $    2,500,000
------------------------------------------------------------------------------------------------------------------------------------
 Castlewood Ranch, CO Metro District GOLB, 1.22%, 1/2/04 1                                          3,250,000             3,250,000
------------------------------------------------------------------------------------------------------------------------------------
 Central Platte Valley & Denver Cnty., CO Metro District GOB, Series B,
 1.30%, 12/1/04 1                                                                                   3,000,000             3,000,000
------------------------------------------------------------------------------------------------------------------------------------
 CO Educational & Cultural FA Public Radio RB, Community
 Wireless Park City, 1.20% 2                                                                          790,000               790,000
------------------------------------------------------------------------------------------------------------------------------------
 Stapleton Business Center Metro District, CO RB, 1.21% 2                                           7,550,000             7,550,000
------------------------------------------------------------------------------------------------------------------------------------
 Superior Metro District No. 1, CO WSS BAN, 1.21% 2                                                 2,000,000             2,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Willow Trace Metro District, CO GOLB, Series A, 1.30%, 12/1/04 1                                   2,295,000             2,295,000
                                                                                                                     ---------------
                                                                                                                         21,385,000

------------------------------------------------------------------------------------------------------------------------------------
 FLORIDA--4.3%
 Collier Cnty., FL IDAU RB, Gulf Coast American Blind, Series A, 1.37% 2                            2,875,000             2,875,000
------------------------------------------------------------------------------------------------------------------------------------
 Dade Cnty., FL WSS RB, ETET Series 96C0908, Cl. A, FGIC Insured, 1.30% 2                           9,900,000             9,900,000
------------------------------------------------------------------------------------------------------------------------------------
 FL Gulf Coast University Financing Corp./Capital Improvement RB,
 Series 2003, 1.25% 2                                                                               2,250,000             2,250,000
------------------------------------------------------------------------------------------------------------------------------------
 FL TUAU RB, Series A, ETET Series 96C0910, Cl. A, FGIC Insured, 1.30% 2                           14,850,000            14,850,000
------------------------------------------------------------------------------------------------------------------------------------
 Hillsborough Cnty., FL IDAU PC COP, Tampa Electric Co. Project,
 ETET Series 96C0911, Cl. A, 1.30% 2                                                               17,795,000            17,795,000
------------------------------------------------------------------------------------------------------------------------------------
 Hillsborough Cnty., FL IDAU PC COP, Tampa Electric Co. Project,
 ETET Series 97C0901, Cl. A, MBIA Insured, 1.30% 2                                                 17,795,000            17,795,000
------------------------------------------------------------------------------------------------------------------------------------
 Jacksonville, FL Sales Tax RB, MERLOT Series 2003 B26, MBIA Insured, 1.21% 2                       9,995,000             9,995,000
                                                                                                                     ---------------
                                                                                                                         75,460,000

------------------------------------------------------------------------------------------------------------------------------------
 GEORGIA--7.6%
 Atlanta, GA TXAL Bonds, Westside Project, 1.25% 2                                                 14,995,000            14,995,000
------------------------------------------------------------------------------------------------------------------------------------
 Burke Cnty., GA PC RB, Series 98-A, 0.90%, 2/2/04                                                 12,000,000            12,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Burke Cnty., GA PC RB, Series 98-B, 0.90%, 1/20/04                                                11,000,000            11,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Burke Cnty., GA PC RB, Series 98-B, 0.92%, 1/14/04                                                25,000,000            25,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Burke Cnty., GA PC RB, Series 98-B, 0.94%, 1/21/04                                                25,000,000            25,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Burke Cnty., GA PC RB, Series 98-B, 1.03%, 1/9/04                                                 20,000,000            20,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Cherokee Cnty., GA WSS RRB, MERLOT Series 2003 A14, MBIA Insured, 1.21% 2                          7,050,000             7,050,000
------------------------------------------------------------------------------------------------------------------------------------
 GA GOB, Series 1995B, ETET Series 96C1004, Cl. A, 1.30% 2                                         11,880,000            11,880,000
------------------------------------------------------------------------------------------------------------------------------------
 Gainsville, GA RA EDLFA RRB, Riverside Military Project, 1.25% 2                                   6,250,000             6,250,000
                                                                                                                     ---------------
                                                                                                                        133,175,000

------------------------------------------------------------------------------------------------------------------------------------
 IDAHO--1.2%
 Custer Cnty., ID PC RB, Amoco Standard Oil of Indiana, 1.10%, 4/1/04 1                            20,375,000            20,375,000
------------------------------------------------------------------------------------------------------------------------------------
 ILLINOIS--14.7%
 Chicago, IL BOE GOUN, AAMC Series 2002-4, FSA Insured, 1.21% 2                                     9,225,000             9,225,000
------------------------------------------------------------------------------------------------------------------------------------
 Chicago, IL GOB, AAMC Series 2002-12, 1.21% 2                                                     10,975,000            10,975,000
------------------------------------------------------------------------------------------------------------------------------------
 Chicago, IL GOUN, AAMC Series 1998-3, FGIC Insured, 1.21% 2,3                                      8,735,000             8,735,000
------------------------------------------------------------------------------------------------------------------------------------
 Chicago, IL RB, Lakefront Millennium Parking Facility, ETET Series 981303,
 Cl. A, 1.30% 2                                                                                    22,495,000            22,495,000
------------------------------------------------------------------------------------------------------------------------------------
 Crestwood, IL HEAU RB, Trinity Christian College, Series 2003, 1.25% 2                             5,000,000             5,000,000

 6 | CENTENNIAL TAX EXEMPT TRUST

                                                                                                    PRINCIPAL                 VALUE
                                                                                                       AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 ILLINOIS Continued
 IL Development FAU RB, Evanston Northwestern Corp., 1.30% 2                                      $ 5,000,000        $    5,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL Development FAU SWD RB, Waste Management, Inc. Project, 1.35% 2                                 9,000,000             9,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL EDLFA RB, 0.90%, 1/13/04                                                                       19,000,000            19,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL EDLFA RB, 0.90%, 1/20/04                                                                       11,840,000            11,840,000
------------------------------------------------------------------------------------------------------------------------------------
 IL EDLFA RB, 0.92%, 1/14/04                                                                       30,000,000            30,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL EDLFA RB, 0.94%, 1/21/04                                                                       12,000,000            12,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL EDLFA RB, 1.03%, 1/26/04                                                                       15,000,000            15,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL HFAU RB, Evanston Hospital Corp., Series 1985-B, 1.20%, 11/15/04                                5,000,000             5,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL HFAU RB, Evanston Hospital Corp., Series 1992, 0.95%, 1/22/04                                  17,000,000            17,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL HFAU RB, Evanston Hospital Corp., Series 1995, 1%, 3/25/04                                     10,500,000            10,500,000
------------------------------------------------------------------------------------------------------------------------------------
 IL HFAU RB, Evanston Hospital Corp., Series 1996, 1.07%, 5/17/04                                   5,000,000             5,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL HFAU RB, Evanston Northwestern Corp., Series 1998, 1%, 2/26/04                                 50,000,000            50,000,000
------------------------------------------------------------------------------------------------------------------------------------
 IL RTA RB, MERLOT Series 2003 B15, 1.21% 2                                                        12,975,000            12,975,000
                                                                                                                     ---------------
                                                                                                                        258,745,000

------------------------------------------------------------------------------------------------------------------------------------
 INDIANA--7.0%
 Dyer, IN HCF RRB, Regency Place, Series A-1, 1.43% 2                                               2,770,000             2,770,000
------------------------------------------------------------------------------------------------------------------------------------
 Fort Wayne, IN HCF RRB, Health Quest, Series X-A, 1.43% 2                                          1,920,000             1,920,000
------------------------------------------------------------------------------------------------------------------------------------
 IN Bond Bank RB, Advance Funding Program Nts., Series A,
 AMBAC Insured, 2%, 1/27/04                                                                        66,500,000            66,542,272
------------------------------------------------------------------------------------------------------------------------------------
 IN GOB, AAMC Series 2003-15, Single Asset Trust, 1.16%, 1/28/04 1                                 14,200,000            14,200,000
------------------------------------------------------------------------------------------------------------------------------------
 IN MPA PPS RB, ETET Series 981401, Cl. A, MBIA Insured, 1.30% 2                                   13,600,000            13,600,000
------------------------------------------------------------------------------------------------------------------------------------
 Indianapolis, IN AA Sub. RB, 0.92%, 2/2/04                                                        10,000,000            10,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Indianapolis, IN HCF RRB, Health Quest, Series A, 1.43% 2                                          2,685,000             2,685,000
------------------------------------------------------------------------------------------------------------------------------------
 Kokomo, IN ED RB, Village Community Partner IV Project, 1.34% 2                                    2,640,000             2,640,000
------------------------------------------------------------------------------------------------------------------------------------
 Lawrence/Fort Harrison, IN Reuse Authority Tax Increment RB,
 Harrison Military Base, 1.30% 2                                                                    2,835,000             2,835,000
------------------------------------------------------------------------------------------------------------------------------------
 Merrillville, IN HCF RRB, Southlake, Series A-1, 1.43% 2                                           2,710,000             2,710,000
------------------------------------------------------------------------------------------------------------------------------------
 South Bend, IN HCF RRB, Regency Place, Series 1992A, 1.43% 2                                       2,590,000             2,590,000
                                                                                                                     ---------------
                                                                                                                        122,492,272

------------------------------------------------------------------------------------------------------------------------------------
 IOWA--1.5%
 IA School Cash Anticipation Program Nts., Series B, FSA Insured,
 2.25%, 1/30/04                                                                                    27,000,000            27,024,820
------------------------------------------------------------------------------------------------------------------------------------
 LOUISIANA--3.2%
 LA Gas & Fuels Tax Nts., AAMC Series 2002-17, 1.21%, 6/1/04 1,3                                   15,000,000            15,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Lafayette Parish, LA School Board Sales Tax RB, FGIC Insured, 6%, 4/1/04                           2,000,000             2,024,685
------------------------------------------------------------------------------------------------------------------------------------
 New Orleans, LA IDV Board MH RB, Orleans LLC Project, Series 3700, 1.45% 2                        29,000,000            29,000,000
------------------------------------------------------------------------------------------------------------------------------------
 St. James Parish, LA PC RRB, Texaco Project, Series A, 1.08%, 6/10/04 1                           10,000,000            10,000,000
                                                                                                                     ---------------
                                                                                                                         56,024,685

------------------------------------------------------------------------------------------------------------------------------------
 MARYLAND--1.6%
 MD Health & HEFAU RB, John Hopkins University, Series B, 1.50%, 1/8/04                             1,500,000             1,500,000
------------------------------------------------------------------------------------------------------------------------------------
 Montgomery Cnty., MD Consolidated BAN, Series 2002, 0.90%, 1/21/04                                12,000,000            12,000,000

 7 | CENTENNIAL TAX EXEMPT TRUST

STATEMENT OF INVESTMENTS  UNAUDITED / CONTINUED
--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL                 VALUE
                                                                                                       AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 MARYLAND Continued
 Montgomery Cnty., MD Consolidated BAN, Series 2002, 1.05%, 1/12/04                               $15,000,000        $   15,000,000
                                                                                                                     ---------------
                                                                                                                         28,500,000

------------------------------------------------------------------------------------------------------------------------------------
 MASSACHUSETTS--2.8%
 MA General Obligation BAN, Series 2003A, 1.75%, 1/15/04                                           50,000,000            50,015,673
------------------------------------------------------------------------------------------------------------------------------------
 MICHIGAN--0.8%
 MI Grant Anticipation Nts., Series D, 1.08% 2                                                      4,450,000             4,450,000
------------------------------------------------------------------------------------------------------------------------------------
 MI Job DAU RB, East Lansing Residence Associates Project, 1.15% 2                                  1,900,000             1,900,000
------------------------------------------------------------------------------------------------------------------------------------
 St. Clair Cnty., MI ED RRB, MSTFC Series 2000-282X, AMBAC Insured,
 1.10%, 8/5/04 1                                                                                    8,000,000             8,000,000
                                                                                                                     ---------------
                                                                                                                         14,350,000

------------------------------------------------------------------------------------------------------------------------------------
 MINNESOTA--0.9%
 MN GOB, ETET Series 2000231, Cl. A, 1.30% 2                                                       16,010,000            16,010,000
------------------------------------------------------------------------------------------------------------------------------------
 MISSISSIPPI--0.2%
 Jackson Cnty., MS WS RB, 0.85%, 2/2/04 1                                                           4,220,000             4,220,000
------------------------------------------------------------------------------------------------------------------------------------
 MISSOURI--0.9%
 Boatmens St. Louis, MO Grantor Trust COP, Series 1996A, 1.30%, 12/20/04 1                         14,075,000            14,075,000
------------------------------------------------------------------------------------------------------------------------------------
 MO Health & EDLFA RRB, Cox Health System, Series 1997, 1.32% 2                                     1,100,000             1,100,000
                                                                                                                     ---------------
                                                                                                                         15,175,000

------------------------------------------------------------------------------------------------------------------------------------
 NEVADA--2.9%
 Clark Cnty., NV AIC RRB, Series A, 1.07% 2                                                        13,635,000            13,635,000
------------------------------------------------------------------------------------------------------------------------------------
 NV GOLB, SGMSTR Series 1997 SG114, 1.28% 2                                                        20,350,000            20,350,000
------------------------------------------------------------------------------------------------------------------------------------
 Washoe Cnty., NV GOLB, AAMC Series 2001-24, Single Asset Trust,
 FGIC Insured, 1.21% 2                                                                             16,090,000            16,090,000
                                                                                                                     ---------------
                                                                                                                         50,075,000

------------------------------------------------------------------------------------------------------------------------------------
 NEW YORK--5.1%
 Jay Street Development Corp. NYC Facilities Lease RB, Jay Street Project,
 Series A-3, 1.08% 2                                                                                  600,000               600,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC GOB, Subseries B7, 1.10% 2                                                                       500,000               500,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC HDC MH RB, Monterey Project, Series A, 1.10% 2                                                 1,300,000             1,300,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC IDA Civic Facility RB, Casa Project, 1.30% 2                                                     500,000               500,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC IDA RB, Planned Parenthood, 1.20% 2                                                            1,100,000             1,100,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC MTAU BAN, Series CP-1A, 1%, 2/6/04                                                            15,400,000            15,400,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC MWFAU RB, 0.90%, 1/15/04                                                                      25,000,000            25,000,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC MWFAU RB, 0.90%, 1/20/04                                                                      22,000,000            22,000,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC MWFAU WSS RRB, Series F-1, 1.30% 2                                                               400,000               400,000
------------------------------------------------------------------------------------------------------------------------------------
 NYC TAN, Series 2004 A, 2%, 4/15/04                                                               17,500,000            17,554,216
------------------------------------------------------------------------------------------------------------------------------------
 NYC Transitional FAU RB, MERLOT Series 2003 B35, 1.17% 2                                             600,000               600,000
------------------------------------------------------------------------------------------------------------------------------------
 NYS TBTAU SPO RRB, Series D, FSA Insured, 1.08% 2                                                  5,265,000             5,265,000
                                                                                                                     ---------------
                                                                                                                         90,219,216

 8 | CENTENNIAL TAX EXEMPT TRUST

                                                                                                    PRINCIPAL                 VALUE
                                                                                                       AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 OHIO--2.7%
 Gallia Cnty., OH IDV Mtg. RRB, Jackson Pike Assn., 1.30%, 6/15/04 1                              $ 2,475,000        $    2,475,000
------------------------------------------------------------------------------------------------------------------------------------
 Hamilton Cnty., OH HCF RB, Twin Towers & Twin Lakes Project,
 Series A, 1.29% 2                                                                                 11,000,000            11,000,000
------------------------------------------------------------------------------------------------------------------------------------
 OH Air Quality DAU RB, Ohio Edison Project, Series A, 1.12% 2                                      8,500,000             8,500,000
------------------------------------------------------------------------------------------------------------------------------------
 OH Water DAU RRB, 1.30% 2                                                                         21,700,000            21,700,000
------------------------------------------------------------------------------------------------------------------------------------
 Scioto Cnty., OH HCF RB, Hill View Retirement Center, 1.30%, 12/1/04 1                             3,565,000             3,565,000
                                                                                                                     ---------------
                                                                                                                         47,240,000

------------------------------------------------------------------------------------------------------------------------------------
 PENNSYLVANIA--1.3%
 Berks Cnty., PA IDAU RB, Visiting Nurse Assn., Inc. Project, Series B, 1.35% 2                       690,000               690,000
------------------------------------------------------------------------------------------------------------------------------------
 Lehigh Cnty., PA IDAU RB, Allentown Airport, 1.25% 2                                                 410,000               410,000
------------------------------------------------------------------------------------------------------------------------------------
 PA GOUN, ETET Series 946802, Cl. A, 1.30% 2                                                       17,800,000            17,800,000
------------------------------------------------------------------------------------------------------------------------------------
 PA Public School Buildings RB, MERLOT Series 2003 A42, 1.21% 2                                     3,800,000             3,800,000
------------------------------------------------------------------------------------------------------------------------------------
 Philadelphia, PA IDAU RB, Friends of Mast School, Inc. Project, 1.30% 2                              975,000               975,000
                                                                                                                     ---------------
                                                                                                                         23,675,000

------------------------------------------------------------------------------------------------------------------------------------
 SOUTH CAROLINA--0.7%
 SC Jobs EDAU RB, WUREF Development LLC Project, Series A, 1.25% 2                                  5,075,000             5,075,000
------------------------------------------------------------------------------------------------------------------------------------
 SC POAU GOB, AAMC Series 1998-7, FSA Insured, 1.25% 2                                              7,325,000             7,325,000
                                                                                                                     ---------------
                                                                                                                         12,400,000

------------------------------------------------------------------------------------------------------------------------------------
 TENNESSEE--0.1%
 Chattanooga, TN Health, Education & Housing RB,
 Tuff/Chattanooga Housing Project, 1.25% 2                                                          1,655,000             1,655,000
------------------------------------------------------------------------------------------------------------------------------------
 TEXAS--13.7%
 Calhoun Cnty., TX Navigation IDAU Port RB, 1.34% 2                                                 2,400,000             2,400,000
------------------------------------------------------------------------------------------------------------------------------------
 Gulf Coast, TX IDAU Marine Terminal RB, Amoco Oil Project, 1.10%, 6/1/04 1                         4,000,000             4,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Harris Cnty., TX Criminal Justice Center RB, SGMSTR Series 1997 SG96,
 FGIC Insured, 1.28% 2                                                                              7,475,000             7,475,000
------------------------------------------------------------------------------------------------------------------------------------
 Harris Cnty., TX TAN, 1.75%, 2/27/04                                                              62,000,000            62,074,900
------------------------------------------------------------------------------------------------------------------------------------
 Hockley Cnty., TX IDV Corp. PC RB, Amoco Project, 1.05%, 5/1/04 1                                 13,940,000            13,940,000
------------------------------------------------------------------------------------------------------------------------------------
 Houston, TX GOB, Series B, 1.05%, 1/22/04                                                          4,000,000             4,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Houston, TX Hotel Occupancy Tax & Parking RB, Sub. Lien, Series A,
 0.97%, 1/9/04                                                                                     22,500,000            22,500,000
------------------------------------------------------------------------------------------------------------------------------------
 Houston, TX IDV Corp. Air Cargo RB, Aero Houston East, 1.35% 2                                     5,335,000             5,335,000
------------------------------------------------------------------------------------------------------------------------------------
 Houston, TX WSS RB, SGMSTR Series 1997 SG120, 1.28% 2                                             37,600,000            37,600,000
------------------------------------------------------------------------------------------------------------------------------------
 Keller, TX ISD GOUN, AAMC Series 2001-26, 1.21% 2                                                  3,000,000             3,000,000
------------------------------------------------------------------------------------------------------------------------------------
 TX TAN & RAN, Series 2003, 2%, 8/31/04                                                            63,000,000            63,357,651
------------------------------------------------------------------------------------------------------------------------------------
 TX TUAU RB, Dallas Northtollway, SGMSTR Series 1996 SG70, 1.28% 2                                 15,325,000            15,325,000
                                                                                                                     ---------------
                                                                                                                        241,007,551

------------------------------------------------------------------------------------------------------------------------------------
 UTAH--0.3%
 Salt Lake City, UT PC RRB, Amoco Project, 1.05%, 4/1/04 1                                          4,715,000             4,715,000
------------------------------------------------------------------------------------------------------------------------------------
 VIRGINIA--0.2%
 Gloucester Cnty., VA IDAU SWD RB, Waste Management Services-A, 1.35% 2                             3,000,000             3,000,000

 9 | CENTENNIAL TAX EXEMPT TRUST

STATEMENT OF INVESTMENTS  UNAUDITED / CONTINUED
--------------------------------------------------------------------------------

                                                                                                    PRINCIPAL                 VALUE
                                                                                                       AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 WASHINGTON--4.7%
 Everett Cnty., WA Public Facilities District RAN, Series A, 0.98%, 2/19/04                       $24,460,000        $   24,460,000
------------------------------------------------------------------------------------------------------------------------------------
 Everett Cnty., WA Public Facilities District TAN & RAN, 0.98%, 2/19/04                            12,500,000            12,500,000
------------------------------------------------------------------------------------------------------------------------------------
 King Cnty., WA GOLB, AAMC Series 2001-1, MBIA Insured, 1.21% 2                                    12,770,000            12,770,000
------------------------------------------------------------------------------------------------------------------------------------
 Seattle, WA Light & Power RRB, AAMC Series 2002-12, FSA Insured,
 1.10%, 5/5/04 1                                                                                    9,755,000             9,755,000
------------------------------------------------------------------------------------------------------------------------------------
 Snohomish Cnty., WA GOLB, MERLOT Series 2003 B33, MBIA Insured, 1.21% 2                            4,545,000             4,545,000
------------------------------------------------------------------------------------------------------------------------------------
 Tacoma, WA Limited Tax BAN, Series 2B, 1.05%, 1/15/04                                              8,000,000             8,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Tacoma, WA Limited Tax BAN, Series 2B, 1.05%, 1/15/04                                              5,000,000             5,000,000
------------------------------------------------------------------------------------------------------------------------------------
 WA GOUN, MERLOT Series 2003 A11, MBIA Insured, 1.21% 2                                             2,870,000             2,870,000
------------------------------------------------------------------------------------------------------------------------------------
 WA PPSS RRB, Nuclear Project No. 3, Series 3A-3, 1.07% 2                                           2,520,000             2,520,000
                                                                                                                     ---------------
                                                                                                                         82,420,000

------------------------------------------------------------------------------------------------------------------------------------
 WISCONSIN--1.2%
 Franklin, WI Regional SWD Finance Commission RB,
 Waste Management, Inc. Project, 1.30% 2                                                            5,200,000             5,200,000
------------------------------------------------------------------------------------------------------------------------------------
 West Allis, WI RB, State Fair Park Exposition Center, 1.30% 2                                      3,555,000             3,555,000
------------------------------------------------------------------------------------------------------------------------------------
 WI Health & EDLFA RB, Wheaton Franciscan Services-B, 1.10% 2                                      13,000,000            13,000,000
                                                                                                                     ---------------
                                                                                                                         21,755,000

------------------------------------------------------------------------------------------------------------------------------------
 WYOMING--2.8%
 Lincoln Cnty., WY PC RRB, Amoco Oil Co. of Indiana Project, 1.05%, 4/1/04 1                        9,250,000             9,250,000
------------------------------------------------------------------------------------------------------------------------------------
 Sweetwater Cnty., WY PC RB, Series 88-A, Pacificorp, 0.94%, 2/10/04                               27,300,000            27,300,000
------------------------------------------------------------------------------------------------------------------------------------
 Sweetwater Cnty., WY PC RB, Series 88-A, Pacificorp, 0.95%, 1/14/04                               10,000,000            10,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Sweetwater Cnty., WY PC RB, Series 88-A, Pacificorp, 0.99%, 2/10/04                                2,300,000             2,300,000
                                                                                                                     ---------------
                                                                                                                         48,850,000

------------------------------------------------------------------------------------------------------------------------------------
 DISTRICT OF COLUMBIA--5.6%
 Washington D.C. Metropolitan AA RB, Series 99-A, 0.98%, 1/20/04                                   15,000,000            15,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Washington D.C. Metropolitan AA RB, Series 99-A, 1.02%, 1/15/04                                   22,600,000            22,600,000
------------------------------------------------------------------------------------------------------------------------------------
 Washington D.C. Metropolitan AA RB, Series 99-A, 1.02%, 1/20/04                                   31,500,000            31,500,000
------------------------------------------------------------------------------------------------------------------------------------
 Washington D.C. RB, National Academy of Science, Series 99-B, 1%, 1/15/04                         11,000,000            11,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Washington D.C. RB, National Academy of Science, Series 99-B, 1%, 1/22/04                          5,000,000             5,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Washington D.C. RB, National Academy of Science, Series 99-C, 1%, 1/15/04                          5,000,000             5,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Washington D.C. RB, National Academy of Science, Series 99-C, 1%, 1/22/04                          9,000,000             9,000,000
                                                                                                                     ---------------
                                                                                                                         99,100,000

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,731,289,217)                                                       98.5%        1,731,289,217
------------------------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                                          1.5            26,777,660
                                                                                                  ----------------------------------
 NET ASSETS                                                                                             100.0%       $1,758,066,877
                                                                                                  ==================================

 10 | CENTENNIAL TAX EXEMPT TRUST

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:

AA                       Airport Authority
AAMC                     ABN AMRO Munitops Certificates
AIC                      Airports Improvement Corp.
BAN                      Bond Anticipation Nts.
BOE                      Board of Education
COP                      Certificates of Participation
DAU                      Development Authority
ED                       Economic Development
EDAU                     Economic Development Authority
EDLFA                    Educational Facilities Authority
ETET                     Eagle Tax-Exempt Trust
EU                       Electric Utilities
FA                       Facilities Authority
FAU                      Finance Authority
GOB                      General Obligation Bonds
GOLB                     General Obligation Ltd. Bonds
GOUN                     General Obligation Unlimited Nts.
HAU                      Housing Authority
HCF                      Health Care Facilities
HDC                      Housing Development Corp.
HEAU                     Higher Education Authority
HEFAU                    Higher Educational Facilities Authority
HFAU                     Health Facilities Authority
IDA                      Industrial Development Agency
IDAU                     Industrial Development Authority
IDV                      Industrial Development
ISD                      Independent School District
MERLOT                   Municipal Exempt Receipts Liquidity Option Tender
MH                       Multifamily Housing
MPA                      Municipal Power Agency
MSTFC                    Morgan Stanley & Co., Inc. Trust Floater Certificates
MTAU                     Metropolitan Transportation Authority
MWFAU                    Municipal Water Finance Authority
NYC                      New York City
NYS                      New York State
PC                       Pollution Control
POAU                     Port Authority
PPA                      Public Power Agency
PPAU                     Public Power Authority
PPS                      Public Power System
PPSS                     Public Power Supply System
RA                       Redevelopment Agency
RAN                      Revenue Anticipation Nts.
RB                       Revenue Bonds
REF                      Refunding
RRB                      Revenue Refunding Bonds
RTA                      Regional Transportation Authority
SCDAU                    Statewide Communities Development Authority
SGMSTR                   Societe Generale, NYBranch Municipal Security Trust Receipts
SPO                      Special Obligations
SWD                      Solid Waste Disposal
TAN                      Tax Anticipation Nts.
TBTAU                    Triborough Bridge & Tunnel Authority
TUAU                     Turnpike Authority
TXAL                     Tax Allocation
USD                      Unified School District
WS                       Water System
WSS                      Water & Sewer System

1. Put obligation redeemable at full principal value on the date reported.
2. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 2003. This instrument has a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $26,935,000 or 1.53% of the Trust's net assets as of December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 11 | CENTENNIAL TAX EXEMPT TRUST

STATEMENT OF ASSETS AND LIABILITIES  UNAUDITED
--------------------------------------------------------------------------------

 DECEMBER 31, 2003

 --------------------------------------------------------------------------------------------------
 ASSETS
 --------------------------------------------------------------------------------------------------
 Investments, at value (cost $1,731,289,217)--see accompanying statement             $1,731,289,217
 --------------------------------------------------------------------------------------------------
 Cash                                                                                     4,653,988
 --------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                      36,967,028
 Interest                                                                                 7,046,632
 Other                                                                                      126,831
                                                                                     --------------
 Total assets                                                                         1,780,083,696

 --------------------------------------------------------------------------------------------------
 LIABILITIES
 --------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest redeemed                                                  21,756,817
 Service plan fees                                                                          138,613
 Shareholder reports                                                                         55,144
 Transfer and shareholder servicing agent fees                                               49,544
 Trustees' compensation                                                                       3,015
 Other                                                                                       13,686
                                                                                     --------------
 Total liabilities                                                                       22,016,819

 --------------------------------------------------------------------------------------------------
 NET ASSETS                                                                          $1,758,066,877
                                                                                     ==============

 --------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 --------------------------------------------------------------------------------------------------
 Paid-in capital                                                                     $1,758,194,497
 --------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments                                              (127,620)
                                                                                     --------------
 NET ASSETS--applicable to 1,758,224,132 shares of beneficial interest outstanding   $1,758,066,877

---------------------------------------------------------------------------------------------------
 NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                     $1.00

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 12 | CENTENNIAL TAX EXEMPT TRUST

STATEMENT OF OPERATIONS  UNAUDITED
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED DECEMBER 31, 2003
 -------------------------------------------------------------------------------
 INVESTMENT INCOME
 -------------------------------------------------------------------------------
 Interest                                                            $9,549,169

 -------------------------------------------------------------------------------
 EXPENSES
 -------------------------------------------------------------------------------
 Management fees                                                      3,994,416
 -------------------------------------------------------------------------------
 Service plan fees                                                    1,898,201
 -------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                          291,071
 -------------------------------------------------------------------------------
 Custodian fees and expenses                                             18,023
 -------------------------------------------------------------------------------
 Shareholder reports                                                     16,836
 -------------------------------------------------------------------------------
 Trustees' compensation                                                   7,326
 -------------------------------------------------------------------------------
 Other                                                                   88,789
                                                                     -----------
 Total expenses                                                       6,314,662
 Less reduction to custodian expenses                                    (8,265)
                                                                     -----------
 Net expenses                                                         6,306,397

 -------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                3,242,772

 -------------------------------------------------------------------------------
 NET REALIZED LOSS ON INVESTMENTS                                      (105,612)

 -------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $3,137,160
                                                                     ===========

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 13 | CENTENNIAL TAX EXEMPT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS                  YEAR
                                                                   ENDED                 ENDED
                                                       DECEMBER 31, 2003              JUNE 30,
                                                             (UNAUDITED)                  2003
 ----------------------------------------------------------------------------------------------
 OPERATIONS
 ----------------------------------------------------------------------------------------------
 Net investment income                                    $    3,242,772        $   12,882,236
 ----------------------------------------------------------------------------------------------
 Net realized gain (loss)                                       (105,612)               32,171
                                                          -------------------------------------
 Net increase in net assets resulting from operations          3,137,160            12,914,407

 ----------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 ----------------------------------------------------------------------------------------------
 Dividends from net investment income                         (3,242,772)          (12,882,236)

 ----------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 ----------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
 beneficial interest transactions                           (118,418,141)           53,057,495

 ----------------------------------------------------------------------------------------------
 NET ASSETS
 ----------------------------------------------------------------------------------------------
 Total increase (decrease)                                  (118,523,753)           53,089,666
 ----------------------------------------------------------------------------------------------
 Beginning of period                                       1,876,590,630         1,823,500,964
                                                          -------------------------------------
 End of period                                            $1,758,066,877        $1,876,590,630
                                                          =====================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 14 | CENTENNIAL TAX EXEMPT TRUST

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS                                                   YEAR
                                              ENDED                                                  ENDED
                                  DECEMBER 31, 2003                                               JUNE 30,
                                        (UNAUDITED)      2003       2002       2001       2000        1999
 ------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
 ------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period         $1.00      $1.00      $1.00      $1.00     $ 1.00     $ 1.00
 ------------------------------------------------------------------------------------------------------------
 Income from investment operations--net
 investment income and net realized gain         -- 1      .01        .01        .03        .03        .03
 Dividends to shareholders                       -- 1     (.01)      (.01)      (.03)      (.03)      (.03)
 ------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $1.00      $1.00      $1.00      $1.00      $1.00      $1.00
                                             ================================================================

 ------------------------------------------------------------------------------------------------------------
 TOTAL RETURN 2                                0.17%      0.69%      1.17%      3.26%      3.01%      2.61%
 ------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in millions)     $1,758     $1,877     $1,824     $1,822     $1,692     $1,749
 ------------------------------------------------------------------------------------------------------------
 Average net assets (in millions)            $1,888     $1,882     $1,904     $1,779     $1,737     $1,896
 ------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                         0.34%      0.68%      1.16%      3.21%      2.94%      2.58%
 Total expenses                                0.66%      0.66%      0.69%      0.70%      0.72%      0.69%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                             N/A 4      N/A 4      N/A 4     0.69%       N/A 4      N/A 4

 1. Less than $0.005 per share.
 2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.
 3. Annualized for periods of less than one full year.
 4. Reduction to custodian expenses less than 0.01%.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 15 | CENTENNIAL TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS UNAUDITED
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Centennial Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek the maximum short-term interest income exempt from federal income taxes that is consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI).
    The following is a summary of significant accounting policies consistently followed by the Trust.

 -------------------------------------------------------------------------------
 SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

 -------------------------------------------------------------------------------
 FEDERAL TAXES. The Trust intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.
    As of December 31, 2003, the Trust had available for federal income tax purposes an estimated unused capital loss carryforward of $127,620 expiring by 2012. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended December 31, 2003 and the year ended June 30, 2003, the Trust used $0 and $32,171, respectively, of carryforward to offset capital gains realized.

 As of June 30, 2003, the Trust had available for federal income tax purposes unused capital loss carryforwards as follows:

                              EXPIRING
                              ----------------------
                              2008           $22,008

 -------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Trust or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Trust, and will not materially affect the Trust's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

 -------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

 16 | CENTENNIAL TAX EXEMPT TRUST

 -------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Trust.

 -------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

 -------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 -------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            SIX MONTHS ENDED DECEMBER 31, 2003            YEAR ENDED JUNE 30, 2003
                                      SHARES             AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------
 Sold                          2,460,932,283   $ 2,460,932,283     4,883,642,642   $ 4,883,642,642
 Dividends and/or
 distributions reinvested          3,435,046         3,435,046        12,855,713        12,855,713
 Redeemed                     (2,582,785,470)   (2,582,785,470)   (4,843,440,860)   (4,843,440,860)
---------------------------------------------------------------------------------------------------
 Net increase (decrease)        (118,418,141)  $  (118,418,141)       53,057,495   $    53,057,495
                              =====================================================================

 -------------------------------------------------------------------------------
 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.50% of the first $250 million of the Trust's net assets; 0.475% of the next $250 million; 0.45% of the next $250 million; 0.425% of the next $250 million; 0.40% of the next $250 million; 0.375% of the next $250 million; 0.35% of the next $500 million; and 0.325% of net assets in excess of $2 billion. Under the agreement, when the value of the Trust's net assets is less than $1.5 billion, the annual fee payable to the Manager shall be reduced by $100,000 based on average net assets computed daily and paid monthly at the annual rates, however, the annual fee cannot be less than $0.

 -------------------------------------------------------------------------------
 TRANSFER AGENT FEES. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI a per account fee. For the six months ended December 31, 2003, the Trust paid $287,696 to SSI for services to the Trust.
    SSI has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Trust. This undertaking may be amended or withdrawn at any time.

 17 | CENTENNIAL TAX EXEMPT TRUST

NOTES TO FINANCIAL STATEMENTS  UNAUDITED / CONTINUED
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 SERVICE PLAN (12B-1) FEES. The Trust has adopted a service plan. It reimburses Centennial Asset Management Corporation, the Distributor, for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate up to 0.20% of the average annual net assets of the Trust. Fees incurred by the Trust under the plan are detailed in the Statement of Operations.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  UNAUDITED
--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
 The Trust has adopted Portfolio Proxy Voting Policies and Procedures under which the Trust votes proxies relating to securities ("portfolio proxies") held by the Trust. A description of the Trust's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Trust toll-free at 1.800.225.5677, (ii) on the Trust's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Trust will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Trust's Form N-PX filing will be available (i) without charge, upon request, by calling the Trust toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.

 18 | CENTENNIAL TAX EXEMPT TRUST

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the Trust has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Not applicable to semiannual reports.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

Item 9.  Submission of Matters to a Vote of Security Holders

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10. CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.